 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
____________________

Date of report (Date of earliest event reported): July 3, 2023

Amyris, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34885	55-0856151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5885 Hollis Street, Suite 100,	Emeryville,	CA	94608
(Address of Principal Executive Offices)			(Zip Code)

(510)	450-0761
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

  Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	AMRS	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Accounting Officer & Corporate Controller

Effective July 3, 2023, Elizabeth Dreyer was reappointed as Amyris, Inc.'s (the "Company") Chief Accounting Officer & Corporate Controller, reporting to Han Kieftenbeld, the Company’s Interim Chief Executive Officer and Chief Financial Officer, who has been acting as the principal accounting officer since May 3, 2023. As previously reported in its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2023, on May 3, 2023 Ms. Dreyer notified the Company of her decision to resign from her position as the Company's Chief Accounting Officer and Corporate Controller effective as of May 3, 2023. She has since remained an employee.

Ms. Dreyer, 60, has over 20 years of U.S. public company accounting experience with more than 10 years of experience as a public company Chief Accounting Officer, including in consumer businesses. Ms. Dreyer began her career with Deloitte & Touche LLP in its assurance services practice. She is a Certified Public Accountant and a Chartered Global Management Accountant. Ms. Dreyer holds a Bachelor of Science degree in Business from Indiana University, Bloomington.

Ms. Dreyer will resume her duties as Chief Accounting Officer & Corporate Controller pursuant to the terms of her existing offer letter, as previously described in the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 14, 2022.

Ms. Dreyer has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended, nor are any such transactions currently proposed.

There are no family relationships between Ms. Dreyer and any of the Company’s directors or executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMYRIS, INC.

Date: July 6, 2023	By:	/s/ Han Kieftenbeld
Han Kieftenbeld
Interim Chief Executive Officer and Chief Financial Officer